SOUTHERN CALIFORNIA BANCORP

Investor Presentation

March 31, 2023



Forward-Looking Statements

FORWARD-LOOKING STATEMENTS

In addition to historical information, certain matters set forth herein constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward looking statements relating to management's beliefs, projections and assumptions concerning future results and events. Forward looking statements include descriptions of management's plans or objectives for future operations, products or services, and forecasts of Southern California Bancorp's (the "Company") revenues, earnings or other measures of economic performance. These forward-looking statements involve risks and uncertainties and are based on the beliefs and assumptions of management and on the information available to management at the time that this presentation was prepared and can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words or phrases such as "aim," "can," "may," "could," "predict," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "hope," "intend," "plan," "project," "will likely result," "continue," "seek," "shall," "possible," "projection," and variations of these words and similar expressions or the negative version of those words or phrases.

Forward looking statements involve substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. There are many factors that could cause actual results to differ materially from those contemplated by these forward-looking statements. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company's earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ.

NON-GAAP FINANCIAL MEASURES

This presentation contains certain non-GAAP financial measures in addition to results presented in accordance with GAAP. The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company's results of operations and financial condition and to enhance investors' overall understanding of such results of operations and financial condition, permit investors to effectively analyze financial trends of our business activities, and enhance comparability with peers across the financial services sector. These non-GAAP financial measures are not a substitute for GAAP measures and should be read in conjunction with the Company's GAAP financial information. A reconciliation of GAAP financial measures to non-GAAP financial measures is included in the accompanying financial tables.

Company Overview


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Investment Highlights

Market and Footprint

- Southern California is the world's 16th largest economy[1]
- Bank's footprint covers the best small business banking market in the U.S. (950,000 small to mediumsized businesses in San Diego, Orange, Los Angeles, Ventura counties and the Inland Empire)[2]
- Scarcity value of community banks in the region offers extraordinary opportunity for experienced management team

Management

- Seasoned management team with a proven track record of organic and M&A growth

Growth Opportunities

- SBA lending division created in 2022, staffed with successful, experienced lenders
- New C&I team established in Irvine in 2022
- Acquisition of Bank of Santa Clarita in 4Q21 expanded footprint into desirable banking market
- New branches opened in 2021 in high growth areas of West Los Angeles, Encino and Westlake Village

Balance Sheet Composition

- Attractive low-cost core deposit base: noninterest-bearing deposits were 44.4% of total deposits at March 31, 2023
- Total loans held for investment of $1.9 billion were steady in 1Q23 from 4Q22, and up 16.4% from 1Q22
- Diverse commercial loan portfolio
- Exceptional credit quality: NPAs to total assets ratio of 0.000% at March 31, 2023
- Continued status as "well capitalized," the highest regulatory capital category

1. Based on data published by the U.S. Bureau of Economic Analysis on December 8, 2022; includes Los Angeles, Orange San Diego, Riverside, San Bernardino and Ventura counties
2. Employment Development Department, State of California; data as of third quarter 2021

Southern California Bancorp

At a Glance

BCAL OTC Pink	**San Diego** Headquarters	
$283M Market Cap[1]	**$2.3B** Assets[3]	**34%** 5-Yr Asset CAGR[4]
4 Bank Acquisitions[2]	**$2.0B** Deposits[3]	**35%** 5-Yr Deposit CAGR[4]

Branch Footprint



Victorville
Santa Paula
Santa Clarita
Simi Valley
Burbank
Thousand Oaks
Oxnard
Los Angeles
El Monte
Fontana
San Bernardino
Ontario
Inglewood
Fullerton
Corona
Riverside
Moreno Valley
Torrance
Long Beach
Orange
Santa Ana
Huntington Beach
Temecula
Oceanside
Carlsbad
Escondido
San Diego
El Cajon
Chula Vista
Tijuana

SOUTHERN CALIFORNIA BANCORP | BANK OF SOUTHERN CALIFORNIA

1. Market data as of April 21, 2023
2. Over the past 10 years
3. As of March 31, 2023
4. Compound annual growth rate (CAGR) over five-year periods ended March 31, 2023

Attractive Market Position

Strategic locations in commercial markets with enormous potential customer base



San Bernardino
Ventura
Los Angeles
Orange
Riverside
San Diego

California is the largest banking market in the United States

$3.7T	6th	39MM	1.7MM
California GDP	Largest economy in the world, behind India and ahead of United Kingdom	2022 Population	Small Businesses

BCAL's footprint is in the largest banking market in California

$1.4T	16th	22MM	950,000
Combined GDP	Largest economy in the world, behind Spain and ahead of Indonesia	2022 Population	Small Businesses

Banks in SoCal



188
159
73
1999
2009
2021

Median SoCal Bank Assets ($MM)



$153
$245
$847
1999
2009
2021

SOUTHERN CALIFORNIA BANCORP | BANK OF SOUTHERN CALIFORNIA

Sources: FDIC; Federal Reserve Bank of St. Louis Economic Data (FRED); U.S. Bureau of Economic Analysis; International Monetary Fund, S&P Capital IQ Pro; Economic Development; data as of 2021

Southern California Small Business Market Offers Best Opportunity in the U.S. for Commercial Banking

Key Takeaway:

- Southern California is the largest market for small business operating companies in the United States



Over 950K small businesses with 1-499 employees exist in Southern California[1]
>890K Businesses
>300K Businesses
>150K Businesses
>100K Businesses
>75K Businesses
>50K Businesses

1. Southern California area defined as a combination of Los Angeles, Orange, Riverside, San Bernardino, San Diego and Ventura counties
Source: Employment Development Department, State of California; data as of third quarter 2021.
Note: Relative size of MSAs in areas with more than 2,000 target clients..

High Growth Franchise

Since 2019, total assets have grown organically and through strategic acquisitions by $1.5 billion, or 176%, powered by a dedicated and accomplished team.



October 2021
Acquired Bank of Santa Clarita
($425MM Assets)
November 2020
David Rainer joined BCAL
May 2020
Acquired CalWest Bancorp
($311MM Assets)
July 2018
Acquired Americas United Bank
($230MM Assets)
November 2014
Acquired Frontier Bank
($78MM Assets)
$189
$202
$317
$344
$424
$480
$768
$830
$1,579
$2,260
$2,284
$2,292
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
1Q23
Assets ($MM) (1)
Acquired Assets ($MM)

(1) Assets included prior years' acquisitions.

Experienced Leadership Team

David Rainer
Chairman and CEO of Southern California Bancorp and Bank of Southern California, N.A.
Banking Experience: > 40 Years

Rich Hernandez
President of Southern California Bancorp and Bank of Southern California, N.A.
Banking Experience: > 20 Years

Thomas Dolan
Chief Operating Officer of Southern California Bancorp and Bank of Southern California, N.A. and CFO of Southern California Bancorp
Banking Experience: > 40 Years

Jean Carandang
Chief Financial Officer of Bank of Southern California, N.A.
Banking Experience: > 30 Years

Anne Williams
Chief Credit Officer of Bank of Southern California
Banking Experience: > 38 Years

Manisha Merchant
General Counsel and Corporate Secretary of Southern California Bancorp and Bank of Southern California
Banking Experience: > 20 Years

Nicole Swain
President, Bank of Southern California Private Banking
Banking Experience: > 30 Years

Pamela Isaacson
Chief Operations Officer of Bank of Southern California
Banking Experience: > 37 Years

Martin Liska
Chief Risk Officer of Bank of Southern California
Banking Experience: > 30 Years

Jeffrey Hurtik
Chief Information Officer of Bank of Southern California
Banking Experience: > 30 Years

Our Vision for a Premier Banking Franchise

Strong Leadership

- Experienced teams living and working in their respective Southern California communities, and actively involved in local organizations
- Reputation and credibility of leadership attracts top talent in the market
- Bank Advisory Boards composed of local business and civic leaders

Business Banking Focus

- Loan composition reflects diversity of Southern California marketplace
- High touch customer service draws relationships from larger banks
- A significant number of new business results from "warm leads" provided by referrals

Growth Strategy

- Provide expertise in commercial and industrial, and commercial real estate lending to small and middle-market businesses
- SBA Lending Group added in 2022
- Private Banking Group added in late 2021
- High-touch relationship management team offers responsive, personalized service not always available at larger banks
- Continue recruiting "in market" talent
- Opportunistic M&A

Strategic Commercial Offices

- Commercial offices offer a full array of banking services, easy freeway access, good visibility and efficient operations
- Commercial offices with average deposits for all branches of $153 million per branch at March 31, 2023 ($1.99 billion in deposits / 13 branches)

Financial Highlights


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Q1 2023 Results

Financial Results
(for the quarter ended March 31, 2023)

$8.2 Million
Net Income

$0.44
Diluted Earnings Per Share

$11.4 Million
Pre-tax, Pre-provision Income (PTPP)[1]

Key Metrics
(for the quarter ended March 31, 2023)

1.46%
Return on Average Assets (ROAA)

12.72%
Return on Average Common Equity (ROACE)

4.71%
Net Interest Margin

56.8%
Efficiency Ratio[1]

1. Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.

Q1 2023 Results Continued

Strong Balance Sheet
(At March 31, 2023)

$2.29 Billion
Total Assets

$1.89 Billion
Total Loans[1]

$1.99 Billion
Total Deposits

$228 Million
Tangible Common Equity[2]

Continued Strong Credit Quality
(At March 31, 2023)

0.000%
Non-performing Assets/Total Assets

0.000%
Non-performing Loans/Total Loans

1.27%
Allowance for Credit Losses (ACL)[3]/Total Loans Held for Investment

1.18%
Allowance for Loan Losses/Total Loans Held for Investment

1. Total loans include loans held for sale and loans held for investment
2. Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
3. ACL includes allowance for loan losses and reserve for unfunded commitment

Net Interest Margin

Yield on Earning Assets,
for three months ended March 31, 2023

Assets ($ in thousands)	Avg. Balance	Income	Yield
Total loans-non-PPP[1]	$1,890,758	$27,005	5.79%
Total loans-PPP[1]	3,476	14	1.63%
Total loans	1,894,234	27,019	5.78%
Taxable debt securities	97,023	731	3.06%
Tax-exempt debt securities[2]	74,188	487	3.37%
Deposits in other financial institutions	37,611	457	4.93%
Fed fund sold/resale agreements	25,306	287	4.60%
Restricted stock investments and other bank stock	14,902	228	6.20%
Total interest-earning assets	$2,143,264	$29,209	5.53%
Total noninterest-earning assets	134,707		
Total Assets	**$2,277,971**		

Net Interest Income ($ in millions)



$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.38%
3.71%
3.67%
3.74%
3.40%
3.87%
4.32%
4.62%
4.71%
$12.6
$15.4
$16.0
$20.3
$17.8
$20.9
$23.8
$25.3
$24.9
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
Net Interest Income
Net Interest Margin

Cost of Funds,
for three months ended March 31, 2023

Liabilities and Shareholders' Equity ($ in thousands)	Avg. Balance	Expense	Cost
Interest-bearing NOW accounts	$206,785	$316	0.62%
Money market and savings accounts	685,368	2,587	1.53%
Time deposits	152,613	975	2.59%
Total interest-bearing deposits	1,044,766	3,878	1.51%
Borrowings:			
FHLB advances	14,356	168	4.75%
Subordinated debt	17,783	271	6.18%
Total borrowings	32,139	439	5.54%
Total interest-bearing liabilities	$1,076,905	$4,317	1.63%
Noninterest-bearing liabilities:			
Demand deposits	915,160		
Other liabilities	23,788		
Shareholders' equity	262,118		
Total Liabilities and Shareholders' Equity	**$2,277,971**		

Total cost of deposits in 1Q23 was 0.80%
Total cost of funds in 1Q23 was 0.88%

1. "PPP "loans are Paycheck Protection Program loans.
2. Tax-exempt security yields are presented on a tax equivalent basis using a 21% tax rate.

Current Expected Credit Loss ("CECL") Implementation



$5,467
$23,876
($411)
$462
($165)
$392
($76)
($14)
$24,064
1.25% 1
1.27% 1
$18,409
0.99% 1
Day 1 Adjustment
Economic Forecast
Loan Composition
Provision for RUC
CECL (3/31/23)
ALL & OBS (12/31/22)
CECL Day 1 (1/1/23)
Credit Quality
Qualitative Factors
Charge-off/Recovery

- Day 1 CECL transition adjustment to ACL of $5.5 million, including $5.0 million for loan portfolio and $439 thousand for unfunded commitments. A related after-tax decrease to retained earnings of $3.9 million
- Day 2 CECL provision for credit losses of $202 thousand due mostly to change in portfolio mix, change in economic forecast, and increase in qualitative factors
  - At March 31, 2023, allowance for credit losses was $24.1 million, or 1.27% of total loans
  - ACL is comprised of allowance for loan losses of $22.4 million, or 1.18% of total loans and reserve for unfunded commitments of $1.7 million
  - ACL calculation uses a third-party software and modeling solution that includes many assumptions based on our and peer/benchmark historical loss data, our portfolio characteristics, risk-grading methodology, and the subscribed third-party service for macro-economic forecasts
  - Key economic inputs include California state GSP, California Unemployment, California Housing Price Index
  - Discounted cash flows methodology is used for loss estimation
  - Reasonable and supportable weighted, multi-scenario (4-quarter forecast period; 8-quarter straight-line reversion period)

1. ACL to total loans

Negligible Impact of Unrealized Losses on Capital

- Total unrealized losses were 3.26% of CET1 Capital as of March 31, 2023.
- Even if interest rates rise another 300 bps, the Bank's capital ratios remain above Well-Capitalized guidelines.

(Dollars in Thousands)	1Q23		Parallel Rate Shock Scenarios +100	+200	+300
Available for Sale (AFS) Unrealized Loss Pre-Tax	$ (7,112)		$ (13,000)	$ (19,000)	$ (25,000)
Held to Maturity (HTM) Unrealized Loss Pre-Tax	(4,151)		(7,588)	(11,090)	(14,592)
Total Securities Unrealized Loss Pre-Tax	(11,263)		(20,588)	(30,090)	(39,592)
Net Unrealized Loss on AFS After-Tax[1]	$ (5,009)	*2.00% of CET1*	$ (9,157)	$ (13,384)	$ (17,610)
Net Unrealized Loss on HTM After-Tax[1]	(2,924)	*1.17% of CET1*	(5,345)	(7,812)	(10,279)
Net Unrealized Loss on Securities After-Tax[1]	(7,933)		(14,502)	(21,195)	(27,889)
Capital Analysis					
CET 1 Capital (Base)	$ 250,896		$ 250,896	$ 250,896	$ 250,896
Net Unrealized Loss on Securities After-Tax[1]	(7,933)	*3.16% of CET1*	(14,502)	(21,195)	(27,889)
CET 1 (Deficit) / Surplus	$ 242,963		$ 236,394	$ 229,701	$ 223,007
CET1 Well Capitalized Guidance	6.50%		6.50%	6.50%	6.50%
CET1 Ratio (Base)	11.68%		11.68%	11.68%	11.68%
CET1 Ratio, assuming AFS losses realized	11.45%		11.26%	11.06%	10.86%
CET1 Ratio, assuming AFS & HTM losses realized	11.31%	*Only 37 bps decrease*	11.01%	10.70%	10.38%

1. Taxes calculated at 29.56%

Debt Securities, AOCI and Tangible Common Equity[1]

As of March 31, 2023

AFS Securities (fair value) 70% of portfolio, 3.24% tax equivalent yield

HTM Securities (book value) 30% of portfolio, 3.11% tax equivalent yield


25.4%
5.9%
4.9%
5.0%
38.4%
3.4%
17.0%
99.1%
0.9%
MBS
SBA Securities
U.S. Treasury
U.S. Agency
CMO
Taxable Municipals
Tax Exempt Municipals


$ in millions
$240.0
$235.0
$230.0
$225.0
$220.0
$215.0
$210.0
$205.0
$200.0
$195.0
$190.0
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
9.2%
9.1%
9.2%
9.8%
10.1%
6.1%
7.8%
7.7%
7.3%
7.8%
$2.3
$4.5
$8.3
$6.4
$5.0
$208.1
$206.7
$209.9
$221.0
$228.2
1Q22
2Q22
3Q22
4Q22
1Q23
Tangible Equity (net AOCI impact)
AOCI Loss, Net of Taxes
Tangible Equity/Tangible Assets
Investments/Total Assets

1. Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.

Low-Cost Core Deposits

Deposit Mix and Growth[1]



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
5%
10%
34%
51%
4%
11%
33%
52%
6%
11%
34%
49%
7%
11%
34%
48%
9%
13%
34%
44%
1Q22
2Q22
3Q22
4Q22
1Q23
Noninterest-bearing Demand
Money Market & Savings
Interest Bearging Checking
Time Deposits

92.2% Core deposits[2] | 44.4% Noninterest-bearing deposits as of March 31, 2023

Cost of Deposits for the period ended:



0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.08%
0.07%
0.25%
0.51%
0.80%
1Q22
2Q22
3Q22
4Q22
1Q23

Total Deposits[1] ($MM)



$2,100
$2,000
$1,900
$1,800
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$2,013
$2,030
$2,020
$1,932
$1,986
1Q22
2Q22
3Q22
4Q22
1Q23

1. Reflects balance at period end
2. Core deposits calculated as total deposits less CDs > $250K, less brokered deposits < $250K

Significant Access to Liquidity & Funding Capacity

- Ample access to on-Balance Sheet (BS) and off-BS liquidity (as of 3/31/23)
  - On-Balance Sheet Cash = $102.1 million
  - Total Borrowing Capacity = $638 million
  - Total Available Liquidity = $864.5 million
  - Continue to increase borrowing capacity at FHLB and Federal Reserve Discount Window
- No plans to tap into the Bank Term Funding Program at this time.
  - ~$132 million of unpledged, liquid securities

Source	Funding Capacity	In-Use	Total Available Liquidity
As of 3/31/23			
Cash	$ 102.1	$ -	$ 102.1
AFS Securities	124.4	-	124.4
FHLB	481.7	28.5	453.2
Fed DW	109.8	-	109.8
Other Sources	75.0	-	75.0
Total	$ 893.0	$ 28.5	$ 864.5



Significant Available Liquidity
($ in millions)
$102.1
$124.4
$453.2
$109.8
$75.0
$864.5
Cash
AFS Securities
FHLB
Fed DW
Other Sources
Total

Diverse Loan Portfolio

Total Loan[1] Portfolio, as of March 31, 2023



Other consumer 0%
Construction & land development 14%
1-4 SFR 8%
Multifamily 12%
CRE 49%
C&I 17%
$1.9 Billion

Commercially Focused | Relationship Based

Yield on Loans, for the quarter ended



6.00%
5.00%
4.00%
3.00%
2.00%
1Q22
2Q22
3Q22
4Q22
1Q23
4.70%
4.45%
4.74%
4.70%
5.09%
5.09%
5.47%
5.47%
5.79%
5.78%
Yield on loans
Yield on loans, ex-PPP

Total Loans[1] ($MM), at the quarter ended



$1,630
$1,773
$1,849
$1,907
$1,895
1Q22
2Q22
3Q22
4Q22
1Q23

1. Total loans include loans held for sale and loans held for investment.

Disciplined Credit Culture

Adequate Reserves

At quarter end:

($000)	1Q22	2Q22	3Q22	4Q22	1Q23
Nonaccrual Loans					
1-4 Family	$991	$604	$41	$39	$-
CRE & Multifamily	678	3	3	2	
Construction	-	-	-	-	-
Consumer	-	-	-		
Commercial	101	48	4	-	1
Total Nonaccrual Loans	$1,770	$655	$48	$41	$1
Accruing Loans Past Due 90 days or More	208	-	-	-	-
Total Nonperforming Loans	$1,978	$655	$48	$41	$1

1. On January 1, 2023, the Company adopted CECL, using a current expected loss model for determining ACL; previously the Company used the incurred loss model. Upon adoption, the Company recognized a Day 1 increase in the ACL of $5.5 million. We recorded a Day 2 provision for credit losses of $202 thousand, which reflects the new CECL methodology for forecasting lifetime credit losses. At March 31, 2023, the ACL totaled $24.1 million or 1.27% of gross loans. 4Q22 ACL was adjusted to include the reserve for unfunded commitments, increasing it to $18.4 million or 0.97% of gross loans.

NPAs / Assets


0.10%
0.08%
0.06%
0.04%
0.02%
0.00%
0.09%
0.03%
0.002%
0.002%
0.00%
1Q22
2Q22
3Q22
4Q22
1Q23

ALL/ Total Loans[2]


1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
0.84%
0.83%
0.86%
0.85%
0.89%
0.89%
0.97%
0.97%
1.18%
1.18%
1Q22
2Q22
3Q22
4Q22
1Q23
ALL to total loans
ALL to total loans, ex-PPP

Investing for the Future….

Noninterest Expense ($MM) for the quarter ended:


$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
-$5.0
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
77.5%
$6.5
65.3%
59.0%
51.5%
56.8%
$0.5
$0.5
$0.1
$15.0
$14.7
$14.2
$13.1
$15.0
($1.2)
1Q22
2Q22
3Q22
4Q22
1Q23
Adjusted Noninterest expense 1
Merger expense
Loss contingency expense (recovery)
Adjusted efficiency ratio 1

Total Revenue[2] ($MM) for the quarter ended:

Our successful recruitment of in-market talent positions us well for the future


36% Growth
30
25
20
15
10
5
0
$19.4
$22.5
$24.1
$25.5
$26.5
1Q22
2Q22
3Q22
4Q22
1Q23

1. Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Total revenue includes net interest income and noninterest income.

....While Building Value for Shareholders

Adjusted Net Income[1,3] ($MM)



$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
$1.8
$4.2
$6.2
$8.5
$8.2
0.33%
0.73%
1.05%
1.45%
1.46%
1Q22
2Q22
3Q22
4Q22
1Q23
Adjusted net income
Adjusted ROAA 1,3

Tangible Book Value Per Share (TBVPS)[1,2]



$12.60
$12.40
$12.20
$12.00
$11.80
$11.60
$11.40
15.00%
10.00%
5.00%
0.00%
$11.72
$11.59
$11.75
$12.32
$12.49
3.00%
6.82%
9.80%
13.21%
12.72%
1Q22
2Q22
3Q22
4Q22
1Q23
TBVPS
ROAE

Adjusted Pre-Tax Pre-Provision Income [1,3] ($MM)



$4.4
$7.8
$9.9
$12.3
$11.4
1Q22
2Q22
3Q22
4Q22
1Q23

Diluted Earnings (Loss) Per Share[3]



$0.08
($0.04)
$0.38
$0.46
$0.44
1Q22
2Q22
3Q22
4Q22
1Q23

1. Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Reflects balance at quarter end
3. Reflects balance for the quarter ended

Strong Capital Base

Tangible Common Equity Ratio[1,3]



9.1%
8.7%
8.9%
9.4%
9.2%
9.1%
9.2%
9.8%
10.1%
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23

Tier 1 Ratio[2,3]



17.5%
16.4%
15.1%
14.2%
12.9%
11.0%
10.9%
11.1%
11.7%
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23

Total Risk-Based Capital Ratio[2,3]



18.6%
17.4%
16.1%
15.0%
13.7%
11.8%
11.8%
12.0%
12.6%
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23

Leverage Ratio[2,3]



10.9%
9.7%
9.6%
10.0%
10.1%
9.9%
10.1%
10.6%
11.2%
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23

1. Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Tier 1 ratio, total risk-based capital ratio and leverage ratio are at the Bank level.
3. Ratios as of period end.

Appendix


12255
12265

Non-GAAP Reconciliation

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible assets by excluding intangible assets from total assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GAAP measure of book value per share are set forth below.

All dollars in thousands, except per share data	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023
Total Stockholders' Equity	$246,761	$245,331	$249,432	$260,355	$267,539
Less: Intangible Assets	38,707	38,608	39,527	39,387	39,296
Tangible Common Equity (non-GAAP)	**$208,054**	**$206,723**	**$209,905**	**$220,968**	**$228,243**
Less: Accumulated Other Comprehensive Loss ("AOCL")	(2,319)	(4,493)	(8,344)	(6,441)	(5,009)
Tangible Common Equity Without AOCL (non-GAAP)	**$210,373**	**$211,216**	**$218,249**	**$227,409**	**$233,252**
Total Assets	$2,297,856	$2,319,067	$2,310,329	$2,283,927	$2,292,053
Less: Intangible Assets	38,707	38,608	39,527	39,387	39,296
Tangible Assets (non-GAAP)	**$2,259,149**	**$2,280,459**	**$2,270,802**	**$2,244,540**	**$2,252,757**
Tangible Common Equity Ratio (non-GAAP)	**9.20%**	**9.10%**	**9.20%**	**9.80%**	**10.13%**
Basic Shares Outstanding	17,753,849	17,840,626	17,863,525	17,940,283	18,271,194
Book Value per Share	$13.90	$13.75	$13.96	$14.51	$14.64
Less: Intangible Book Value per Share	$2.18	$2.16	$2.21	$2.19	$2.15
Tangible Book Value per Share (non-GAAP)	**$11.72**	**$11.59**	**$11.75**	**$12.32**	**$12.49**

Non-GAAP Reconciliation

For periods presented below, efficiency ratio and adjusted efficiency ratio are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. The efficiency ratio represents the ratio of noninterest expense to the sum of net interest income and total noninterest income. The adjusted efficiency ratio represents the ratio of noninterest expense less merger and related expenses and loss contingency expense (recovery) to the sum of net interest income and total noninterest income. Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of efficiency ratio and adjusted efficiency ratio is set forth below.

All dollars in thousands	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023
Noninterest Expense	$15,552	$21,708	$13,150	$13,112	$15,019
Less: Merger and Related Expenses	524	544	117	(8)	-
Deduct/(Add): Loss Contingency Expense (Recovery)	-	6,500	(1,200)	-	-
Adjusted Noninterest Expense (non-GAAP)	$15,028	$14,664	$14,233	$13,120	$15,019
Net Interest Income	17,795	20,936	23,786	25,269	24,892
Plus: Total Noninterest Income	1,603	1,526	358	188	1,570
Total Revenue	$19,398	22,462	$24,144	$25,457	$26,462
Efficiency Ratio (non-GAAP)	80.2%	96.6%	54.5%	51.5%	56.8%
Adjusted Efficiency Ratio (non-GAAP)	77.5%	65.3%	59.0%	51.5%	56.8%

Non-GAAP Reconciliation

Pre-tax, pre-provision income and adjusted pre-tax, pre-provision income are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate pre-tax, pre-provision income by excluding income tax and provision for credit losses from net income. We calculate adjusted pre-tax, pre-provision income by excluding merger and related expenses and loss contingency expense (recovery) from pre-tax, pre-provision income (PTPP). Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of pre-provision net income and adjusted pre-tax, pre-provision income is set forth below.

All dollars in thousands	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023
Net Income	$1,446	$(736)	$6,929	$8,474	$8,224
Plus: Provision (Benefit) for Income Taxes	550	(306)	2,505	3,121	3,017
Plus: Provision for Loan Losses	1,850	1,796	1,560	750	202
Pre-Tax, Pre-Provision Net Income (non-GAAP)	$3,846	$754	$10,994	$12,345	$11,443
Add/(Deduct): Merger and Related Expenses (Recovery)	524	544	117	(8)	-
Add/(Deduct): Loss Contingency Expense (Recovery)	-	6,500	(1,200)	-	-
Adjusted Pre-Tax, Pre-Provision Income (non-GAAP)	$4,370	$7,798	$9,911	$12,337	$11,443
Average Assets	$2,259,801	$2,308,829	$2,326,839	$2,309,382	$2,277,971
PTPP Net Income / Avg. Assets (Annualized) (non-GAAP)	0.69%	0.13%	1.87%	2.12%	2.04%

Non-GAAP Reconciliation

The following table presents a reconciliation of non-GAAP financial measures to GAAP measures for: (1) adjusted net income, (2) average tangible common equity, (3) adjusted return on average assets, (4) adjusted return on average equity, (5) return on average tangible common equity, (6) adjusted return on average tangible common equity. We believe the presentation of certain non-GAAP financial measures provides useful information to assess our consolidated financial condition and consolidated results of operations and to assist investors in evaluating our financial results relative to our peers. These non-GAAP financial measures complement our GAAP reporting and are presented below to provide investors and others with information that we use to manage the business each period. Because not all companies use identical calculations, the presentation of these non-GAAP financial measures may not be comparable to other similarly titled measures used by other companies. These non-GAAP measures should be taken together with the corresponding GAAP measures and should not be considered a substitute of the GAAP measures.

All dollars in thousands	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023
Net Income (loss)	$1,446	($736)	$6,929	$8,474	$8,224
Add/(Deduct): After-tax Merger and Related Expenses (Recovery)	387	383	82	(6)	-
Add/(Deduct): After-tax Net Contingency Expense (Recovery)	-	4,579	(845)	-	-
Adjusted Net Income (non-GAAP)	$1,833	$4,226	$6,166	$8,468	$8,224
Average Assets	$2,259,801	$2,308,829	$2,326,839	$2,309,382	$2,277,971
Average Shareholders' Equity	247,730	248,440	249,500	254,480	262,118
Less: Average Intangible Assets	38,760	38,655	38,940	39,475	39,340
Average tangible common equity (non-GAAP)	$208,970	$209,785	$210,560	$215,005	$222,778
Return on Average Assets	0.26%	(0.13%)	1.18%	1.46%	1.46%
Adjusted Return on Average Assets (non-GAAP)	0.33%	0.73%	1.05%	1.45%	1.46%
Return on Average Equity	2.37%	(1.19%)	11.02%	13.21%	12.72%
Adjusted Return on Average Equity (non-GAAP)	3.00%	6.82%	9.80%	13.20%	12.72%
Return on Average Tangible Common Equity (non-GAAP)	2.81%	(1.41%)	13.06%	15.64%	14.97%
Adjusted Return on Average Tangible Common Equity (non-GAAP)	3.56%	8.08%	11.62%	15.63%	14.97%